UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 19, 2016

FEI COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124

(Address of principal executive offices, including zip code)

(503) 726-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 19, 2016, Thermo Fisher Scientific Inc., a Delaware corporation (“Thermo Fisher”), completed its previously announced acquisition of FEI Company (“FEI” or the “Company”). Pursuant to the terms of the Agreement and Plan of Merger, dated May 26, 2016 (the “Merger Agreement”), among FEI, Thermo Fisher and Polpis Merger Sub Co., an Oregon corporation and a wholly-owned subsidiary of Thermo Fisher (“Merger Sub”), Merger Sub merged with and into FEI (the “Merger”) with FEI surviving the Merger as a wholly-owned subsidiary of Thermo Fisher, subject to the terms and conditions set forth therein. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value, of FEI (such shares, collectively, the “Shares”) outstanding immediately prior to the Effective Time, as well as each right to receive, or interest in, any Share or other common equity of FEI (excluding (i) any shares held in the treasury of FEI (other than Shares in the Company’s 1995 Stock Incentive Plan and the Company’s Employee Share Purchase Plan) or owned, directly or indirectly, by Thermo Fisher, FEI or any of their subsidiaries (other than held by Merger Sub) immediately prior to the Effective Time and (ii) outstanding equity awards, the treatment of which are described below) was cancelled and retired and automatically converted into the right to receive $107.50 per Share in cash, without interest and less any applicable withholding tax (the “Merger Consideration”).

At or immediately prior to the Effective Time, (A) each option to purchase Shares outstanding under the Company’s 1995 Stock Incentive Plan (a “Company Stock Option”) that was fully vested as of immediately prior to the Effective Time terminated and ceased to represent a right to acquire Shares, and the holder thereof was entitled to receive an amount of cash equal to the product of the number of Shares subject to such Company Stock Option as of immediately prior to the Effective Time multiplied by the excess, if any, of the Merger Consideration over the per share exercise price of such Company Stock Option, and (B) each Company Stock Option that had not fully vested as of immediately prior to the Effective Time was assumed by Thermo Fisher and converted into an award representing a right to receive an amount of cash equal to the product of the number of Shares subject to such Company Stock Option as of immediately prior to the Effective Time multiplied by the excess, if any, of the Merger Consideration over the per share exercise price of such Company Stock Option, which award otherwise is subject to the same vesting terms as were in effect immediately prior to the Effective Time. Any unvested Company Stock Option held by a non-employee member of the Board of Directors as of May 26, 2016 that was assumed by Thermo Fisher as described in the preceding sentence immediately vested and was settled as a result of his or her cessation of service as of the Effective Time. Any Company Stock Option, whether vested or unvested, with a per share exercise price greater than or equal to the Merger Consideration was cancelled for no consideration as of immediately prior to the Effective Time.

At or immediately prior to the Effective Time, each restricted share unit with respect to Shares granted under the Company’s 1995 Stock Incentive Plan (each such unit, whether or not performance-based, a “Company RSU”), that was outstanding immediately prior to the Effective Time, whether or not vested, was assumed by Thermo Fisher and converted into an award representing a right to receive an amount of cash equal to the product of the number of Shares subject to such Company RSU as of immediately prior to the Effective Time (assuming any performance conditions were satisfied at the target level), multiplied by the Merger Consideration, which award otherwise is subject to the same vesting and delivery terms as were in effect immediately prior to the Effective Time. Any Company RSU held by a non-employee member of the Board of Directors as of May 26, 2016 that was assumed by Thermo Fisher as described in the preceding sentence immediately vested and was settled as a result of his or her cessation of service as of the Effective Time.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to FEI’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 2, 2016, and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

On September 19, 2016, FEI notified the NASDAQ Global Market (“NASDAQ”) of the effectiveness of the Merger. In connection therewith, FEI informed NASDAQ of the Merger Consideration being paid by Thermo Fisher and requested that NASDAQ file a notification of removal from listing on Form 25 with the SEC with respect to the common stock of FEI. Trading of FEI common stock on NASDAQ was suspended as of the close of business on September 19, 2016. FEI will file with the SEC, on Form 15, a certification and notice of termination of the registration of such shares of common stock under Section 12(g) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and suspension of its obligations to file reports under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each Share outstanding immediately prior to the Effective Time, as well as each right to receive, or interest in, any Share or other common equity of FEI (excluding (i) any shares held in the treasury of FEI (other than Shares in the Company’s 1995 Stock Incentive Plan or the Company’s Employee Share Purchase Plan) or owned, directly or indirectly, by Thermo Fisher, FEI or any of their subsidiaries (other than held by Merger Sub) immediately prior to the Effective Time and (ii) any Company Stock Option or Company RSU)), was cancelled and retired and automatically converted into the Merger Consideration.

Item 5.01. Changes in Control of Registrant.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

On September 19, 2016, as a result of the Merger, a change in control of FEI occurred, and FEI became a wholly-owned subsidiary of Thermo Fisher. Thermo Fisher paid approximately $4.2 billion in cash to FEI’s shareholders pursuant to the Merger Agreement to acquire FEI. The aggregate consideration paid in the Merger was funded by Thermo Fisher with cash from its balance sheet and the proceeds of a term loan and notes offering.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in the Merger Agreement, at the Effective Time, the articles of incorporation and bylaws of FEI were amended and restated.

Copies of the amended and restated articles of incorporation and bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On September 19, 2016, Thermo Fisher issued a press release announcing the consummation of the Merger. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 26, 2016, among FEI Company, Thermo Fisher Scientific Inc., and Polpis Merger Sub Co., is incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by FEI on June 2, 2016.

3.1	Amended and Restated Articles of Incorporation of FEI Company.

3.2	Amended and Restated Bylaws of FEI Company.

99.1	Press Release of Thermo Fisher Scientific Inc., dated September 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI Company

DATE: September 23, 2016	By:	/s/ Seth H. Hoogasian
Seth H. Hoogasian President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 26, 2016, among FEI Company, Thermo Fisher Scientific Inc., and Polpis Merger Sub Co., is incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by FEI on June 2, 2016.

3.1	Amended and Restated Articles of Incorporation of FEI Company.

3.2	Amended and Restated Bylaws of FEI Company.

99.1	Press Release of Thermo Fisher Scientific Inc., dated September 19, 2016.